UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES



Investment Company Act file number 811-09134



Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)




15 Chester Commons, Malvern, PA  19355
(Address of principal executive offices)




Daniel A. Morris
15 Chester Commons, Malvern, PA  19355
(Name and address of agent for service)




Registrant's telephone number, including area code:  610-722-0900



Date of fiscal year end:  December 31



Date of reporting period:  June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.


Item 1. Reports to Stockholders.








Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334




Semi-Annual  Report
June 30, 2004
(Unaudited)





Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900      800-787-3334
www.manorfunds.com





Managed by:
Morris Capital Advisors, Inc.






                Manor Investment Funds, Inc.
                     15 Chester Commons
                     Malvern, PA  19355

                                               June 30, 2004
Dear Fellow Shareholders:

     I am pleased to report that the Manor Investment Funds, Inc. Growth Fund has earned a 5 star rating from Morningstar for the 3 year period ending June 30, 2004. The Growth Fund continues to hold a 4 star rating for the 5 year period ending June 30. This excellent performance record supports our conservative long-term investment process.


Range Ball

     Each year we enjoy a family vacation during the week of
July  4th.   It is a week of fun, food, friends, relaxation,
and golf. Lots of golf. Traditionally, we start the week with a round of family golf. Everybody gets a new sleeve of golf balls, and out we go. This year started as usual, but on my second shot I hit well left of the green and couldn't find my ball. On the next hole, a par 3, my tee shot went off to the right, and that ball went missing. On the next hole, a long par 4, with woods on the left, and a steep drop-off on the right, I ripped my tee shot so deep into the woods that there was no possibility of finding it. I was so disgusted by that point that I reached into my golf bag and pulled out an old banged-up range ball and used it to play the rest of that hole. I used it the rest of that day, and several days thereafter, recording some of my best scores
ever.   It was an ugly, beat-up ball, but it served me  well
until I finally lost it, in the woods again.

      Investors in the stock market are generally not successful when they focus too much on the hot new stocks. They get lulled into the belief that the newest companies with the newest technology or the best story are the best investments. Often it is the old boring unattractive companies that produce in good markets and bad markets. These are the companies that may not impress your friends but provide an important component of investment returns in markets like this. While we believe in investing in new technology and products, we believe that there is an important place for those "range ball" companies in our portfolios. We'll pass on those hot new issues and elect instead to pick our opportunities to invest in companies at reasonable valuations.



The Manor Fund

      The Manor Fund declined during the quarter, but rose 17.46% for the trailing year, outperforming the Lipper Large-Cap Core mutual fund index. The Fund was helped by gains in Boeing, Tyco, Devon Energy, Johnson & Johnson, and Freddie Mac.

      Boeing  rose  after a weak 1st quarter  based  on  the
strength of new order commitments for their new 7E7 Dreamliner. It seems as if this new plane is doing well against the competition from Airbus Industries. Tyco continues to perform well as new management improved operating margins. Devon Energy, a producer of oil and natural gas rose as improving commodity prices boosted earnings. Johnson & Johnson rose after a weak 1st quarter on the expectation of stronger earnings. Freddie Mac rebounded, despite the expectations of higher interest rates, because investors do not expect a dramatic slowdown in the earnings of this government sponsored mortgage refinance company.

      The Fund was hurt by weak performance from Kaufman & Broad, Reebok, Citigroup, and Manor Care. Each of these companies recorded strong returns during the previous quarter. Kaufman & Broad declined as investors expect rising interest rates to reduce earnings at this homebuilder. Reebok declined on disappointing sales, while Citigroup declined on the expectation that rising interest rates would hurt earnings. Manor Care struggled along with the entire health care industry.

      During the quarter we sold Time Warner and took some gains in Kaufman & Broad. We purchased Deere and Norfolk
Southern, and added to positions in Citigroup, Pfizer, and Tyco.



The Growth Fund

      The Growth Fund rose 2.19% during the quarter, and 23.27% for the trailing year, outperforming the S&P 500 and the Lipper Large-Cap Growth mutual fund index. The Fund has also outperformed both of these indices since inception. The Fund was helped by gains in Ebay, Valero Energy, Staples, Microsoft, and Cytec.

     Ebay rose, following a strong 1st quarter, as investors continued to believe in the growth potential of this internet auction company. Valero Energy also rose after a strong first quarter, as rising oil prices boosted refining margins. Staples, a recent addition to the Fund, rose on revenue and earnings gains, while Microsoft rebounded from a weak 1st quarter on the expectation of stronger operating margins. Cytec, a maker of medical testing devices, rose on stronger revenue and earnings growth.

      The Fund was hurt by declines in Forest Labs, Xilinx, Vishay Intertec, Mohawk and Hospitality Properties. Forest Labs declined on investor concern regarding the potential for additional applications for several of its drugs, including Celexa. Xilinx and Vishay, both in the semiconductor industry declined as investors worried that rising inventories are a precursor for revenue declines. Mohawk, a carpet manufacturer, fell in sympathy with the homebuilders. Hospitality Properties, a manager of hotel properties, declined on investor concerns that rising interest rates will increase financing expenses and reduce travel.

      During the quarter we sold T. Rowe Price and purchased
Capital One Financial. We also added to positions in Bed, Bath & Beyond, Dell Computer, Intel, Microsoft, and Quest
Diagnostics.



The Bond Fund

      The Bond Fund declined 1.40% during the quarter outperforming both the Lehman Intermediate Government Index and the Lipper US Government mutual fund index. The fund portfolio is managed to preserve principal in this volatile market so as to provide shareholders with a low risk alternative to stocks. The Fund's investment portfolio of US Treasury securities is very conservative, with an average maturity for the entire portfolio of only 1.6 years, an average duration of 1.33 years, and an average yield to maturity of 2.23%.



Son of Range Ball

     I believe that the markets will struggle with the uncertainty of domestic politics, rising interest rates, and slowing corporate profit growth over the next several months. At the Manor Funds we will continue to invest in those beat-up nuggets that will serve us well in this difficult market environment, and position our fund portfolios to participate in future market rallies.


                                   Sincerely,
                                   Daniel A. Morris







MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Schedule of Investments
June 30, 2004
(Unaudited)


                                          Market
Description           Shares               Value
------------------------------------------------

Common Stocks       94.5%

Consumer Staples      5.9%
Pepsico Inc               1,560       $   84,053
Reebok Int'l Ltd          2,090           75,198
                                        --------
                                         159,251


Retail                6.2%
Best Buy Co., Inc         1,550           78,647
Cardinal Health Inc       1,305           91,415
                                        --------
                                         170,062


Medical               11.8%
Anthem*                     920           82,395
Johnson & Johnson         1,350           75,195
Manor Care                2,590           84,641
Pfizer                    2,350           80,558
                                        --------
                                         322,789


Automobile            2.0%
General Motors            1,190           55,442
                                        --------
                                          55,442


Basic Materials       3.0%
Alcan Inc                 1,940           80,316
                                        --------
                                          80,316


Industrial Products   5.5%
Deere                       980           68,737
Tyco Intl Ltd             2,240           80,862
                                        --------
                                         149,599


Construction          2.6%
KB Home                   1,020           70,003
                                        --------
                                          70,003


Multi-Industry        2.7%
General Electric          2,270           73,548
                                        --------
                                          73,548


Computer             11.6%
Cisco*                    2,350           55,695
Citrix Systems*           2,570           52,325
Hewlett-Packard           1,960           41,356
Intel                     2,980           82,248
IBM                         950           83,743
                                        --------
                                         315,367


Aerospace             2.3%
Boeing                     1,230          62,841
                                        --------
                                          62,841


Oil                   8.4%
Devon Energy               1,220          80,520
Nabors*                    1,310          59,238
Occidental Petrol          1,820          88,106
                                        --------
                                         227,864


Finance               22.1%
Allstate Corp              1,830          85,186
Citigroup                  1,969          91,559
Fed Nat Mtg Assoc          1,120          79,923
Freddie Mac                1,440          91,152
MBNA Corp                  3,070          79,175
Shurguard Storage          2,060          77,303
Vornado Realty Tr          1,710          97,658
                                        --------
                                         601,956


Utilities             2.4%
Exelon                     1,940          64,583
                                        --------
                                          64,583


Transportation        2.3%
Norfolk Southern           2,410          63,913
                                        --------
                                          63,913


Miscellaneous         5.7%
Barra Value Idx            1,340          76,755
SPDR Trust                   690          79,026
                                        --------
                                         155,781

                                        --------
Total Common Stock    94.5%            2,573,315
    (Cost $2,193,431)

Short-Term Investments 5.6%
Money Market Fund                        152,636
                                        --------
                                         152,636

                                        --------
Total Value
Of Investments       100.1%            2,725,951

Other Assets
(Liabilities), Net    -0.1%              (1,721)
                                        --------

TOTAL NET ASSETS  100.0%             $ 2,724,230
                                     ===========

*Non-income producing during the period.
The accompanying notes are an integral part of these financial statements.









MANOR FUND
Fund and Performance Information
June 30, 2004
(Unaudited)




TOP FIVE HOLDINGS



Company              Industry        % of Net
                                       Assets
---------------------------------------------
Vornado Rlty Trst    Finance            3.6 %
Citigroup            Finance            3.4 %
Cardinal Health      Medical            3.4 %
Freddie Mac          Finance            3.3 %
Occidental Petrol    Oil                3.2 %




TOP FIVE INDUSTRIES


Industry                      % of Net Assets
---------------------------------------------
Finance                                22.1 %
Medical                                11.8 %
Computer                               11.6 %
Oil                                     8.4 %
Retail                                  6.2 %





FUND PERFORMANCE


                                   Total Return
                     2nd Quarter    Year Ended      Annualized
                        2004         6/30/2004        Since
                                                    Inception
                    ------------------------------------------
Manor Fund              -0.70 %       17.46 %          4.47 %
Lipper Large-Cap
Core Index              1.23 %        15.84 %          5.97 %
S&P 500 Index           1.71 %        19.10 %          9.68 %













MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Schedule of Investments
June 30, 2004
(Unaudited)



                                         Market
Description                Shares         Value
-----------------------------------------------

Common Stocks        91.9%

Consumer Staples      1.8%
Jones Apparel  Grp          1,270    $   50,139
                                        -------
                                         50,139


Consumer Disc.        9.7%
Barnes & Noble*             1,980        67,280
Cendent Corp*               3,910        95,717
InterActive Corp*           1,570        47,320
Mohawk*                       920        67,464
                                        -------
                                        277,781


Retail                15.8%
Amerisource Berg            1,050        62,769
Bed, Bath, Beyond*          1,700        65,365
Ebay*                       1,520       139,765
Gap, Inc                    4,020        97,485
Staples*                    2,890        84,995
                                        -------
                                        450,379


Medical               16.5%
Andrx Group*                1,120        31,282
Cytyc Corp*                 3,230        81,945
Express Scripts*            1,230        97,453
Forest Labs*                  940        53,232
Ivax Corp*                  2,843        68,204
Quest Diagnostics*            950        80,702
Universl Hlth Svc*          1,120        58,280
                                        -------
                                        471,098


Computer              22.4%
Cisco*                        620        14,694
Dell*                       2,630        94,206
First Data Corp*              635        28,270
Intel                       3,200        88,320
Microsoft Corp              3,260        92,510
Qualcomm Inc                1,320        96,334
Tech Select SPDR*           2,400        49,680
Vishay Intertec*            4,170        77,479
Xilinx*                     2,930        97,598
                                        -------
                                        639,091


Oil                   3.6%
Valero Energy               1,380       101,788
                                        -------
                                        101,788


Finance               17.9%
Ace Limited                 2,130        90,056
American Int'l Grp          1,160        82,685
Capital One                 1,290        88,210
Chelsea  Prop Grp           1,460        95,221
Hospitality Prop Tr         2,020        85,446
Washington Mutual           1,800        69,552
                                        -------
                                        511,170


Transportation        0.9%
Tidewater                     830        24,734
                                        -------
                                         24,734


Business Services     0.9%
Monster Wrldwde*            1,000        25,720
                                        -------
                                         25,720


Miscellaneous         2.4%
Barra Growth Idx            1,220        69,308
                                        -------
                                         69,308

                                      ---------
Total Common Stock    91.9%           2,621,208
    (Cost $2,317,276)

Short-Term Investments 8.2%
   Money Market Fund                    234,425
                                        -------
                                        234,425

Total Value                           ---------
Of Investments       100.1%           2,855,633

Other Assets
(Liabilities), Net    -0.1%             (3,302)
                                      ---------
TOTAL NET ASSETS     100.0%         $ 2,852,331
                                    ===========

*Non-income producing during the period.
The accompanying notes are an integral part of these financial statements.







GROWTH FUND
Fund and Performance Information
June 30, 2004
(Unaudited)





TOP FIVE HOLDINGS



Company              Industry        % of Net
                                       Assets
---------------------------------------------
Ebay                 Retail             4.9 %
Valero Energy        Oil                3.6 %
Xilinx               Computer           3.4 %
Gap, Inc             Retail             3.4 %
Express Scripts      Medical            3.4 %




TOP FIVE INDUSTRIES


Industry                      % of Net Assets
---------------------------------------------
Computer                               22.4 %
Finance                                17.9 %
Medical                                16.5 %
Retail                                 15.8 %
Consumer Discretionary                  9.7 %





FUND PERFORMANCE


                                   Total Return
                     2nd Quarter    Year Ended      Annualized
                        2004         6/30/2004        Since
                                                    Inception
                    ------------------------------------------
Growth Fund             2.19 %        23.27 %          -0.40 %
Lipper Large-Cap
Growth Index            0.95 %        16.08 %          -8.31 %
S&P 500 Index           1.71 %        19.10 %          -2.18 %














MANOR INVESTMENT FUNDS, INC.
BOND FUND
Schedule of Investments
June 30, 2004
(Unaudited)




                                                      Face         Value
Description                                         Amount
------------------------------------------------------------------------

Government Bonds               89.8%

U.S. Treasury  6.000%   Due 08-15-04               100,000       100,563
U.S. Treasury  2.000%   Due 11-30-04               300,000       300,469
U.S. Treasury  1.500%   Due 02-28-05               200,000       199,625
U.S. Treasury  5.875%   Due 11-15-05                50,000        52,359
U.S. Treasury  1.875%   Due 11-30-05               300,000       297,875
U.S. Treasury  2.250%   Due 02-15-07               100,000        98,093
U.S. Treasury  3.250%   Due 08-15-07               200,000       200,313
U.S. Treasury  3.125%   Due 10-15-08               200,000       196,187
                                                               ---------
Total US Government Bonds
     (Cost $1,451,305)                                      $  1,445,484
                                                               ---------

Short-Term Investments                  9.7%
    Money Market Funds                                           156,481
                                                               ---------

Other Assets Less Liabilities, Net      0.5%                       8,864
                                                               ---------

TOTAL NET ASSETS                      100.0%
                                                            $  1,610,829
                                                               =========


The accompanying notes are an integral part of these financial statements.






BOND FUND
Fund and Performance Information
June 30, 2004
(Unaudited)




TOP FIVE HOLDINGS



Security                               % of Net
                                         Assets
-----------------------------------------------
US Treasury 2.000% due 11/30/04          18.6 %
US Treasury 1.875% due 11/30/05          18.5 %
US Treasury 3.250% due 8/15/07           12.4 %
US Treasury 1.500% due 2/28/05           12.4 %
US Treasury 3.125% due 10/15/08          12.2 %




FUND PERFORMANCE


                                       Total Return
                             2nd       Year Ended    Annualized
                           Quarter     6/30/2004        Since
                            2004                      Inception
---------------------------------------------------------------
Bond Fund                   -1.40 %      -0.82 %       4.28 %
Lipper US Government        -2.48 %      -0.88 %       5.99 %
Lehman Inter. Gov't Index   -2.27 %       0.39 %       6.18 %











MANOR INVESTMENT FUNDS, INC.
Statements of Assets and Liabilities
June 30, 2004
(Unaudited)





                                          Manor          Growth           Bond
                                           Fund            Fund           Fund
                                      ---------       ---------      ---------
ASSETS
Investments in Securities         $   2,573,315   $   2,621,208  $   1,445,484
(cost of $2,193,431,
$2,317,276 and
   $1,451,305, respectively)
Cash and cash equivalents               152,636         234,425        156,481
Receivables: Dividends                    1,959           1,336              -
             Interest                       144             208          9,225
                                      ---------       ---------      ---------
Total Assets                          2,728,054       2,857,177      1,611,190
                                      ---------       ---------      ---------

LIABILITIES
Accrued expenses                          3,824           4,846            361
                                      ---------       ---------      ---------
Total Liabilities                         3,824           4,846            361
                                      ---------       ---------      ---------

NET ASSETS                        $   2,724,230   $   2,852,331  $   1,610,829
                                      =========       =========      =========

NET ASSETS CONSIST OF:
Capital stock - par value
                                  $         193   $         291  $         152
Paid in capital                       2,539,937       2,874,238      1,596,117
Undistributed net investment            (9,974)        (48,973)         21,958
income
Accumulated net realized              (185,810)       (277,157)        (1,578)
(loss) gain
Net unrealized appreciation             379,884         303,932        (5,820)
                                      ---------       ---------      ---------
NET ASSETS                       $    2,724,230  $    2,852,331  $   1,610,829
                                      =========       =========      =========
CAPITAL SHARES OUTSTANDING              192,743         291,079        152,753
(10,000,000 authorized shares;        ---------       ---------      ---------
$.001 par value)

NET ASSET VALUE PER SHARE        $        14.13  $         9.80  $       10.55
                                      =========       =========      =========


The accompanying notes are an integral part of these financial statements.








MANOR INVESTMENT FUNDS, INC.
Statements of Operations
June 30, 2004
(Unaudited)




                                               Manor        Growth         Bond
                                                Fund          Fund         Fund
                                              ------        ------       ------
Investment Income
Dividends, net of foreign taxes withheld
Of $88, $ - , and $ - , respectively       $  23,472     $  11,697    $      -
Interest                                         422           619       37,673
                                              ------        ------       ------
Total investment income                       23,894        12,316       37,673


Expenses
Advisory and management fee (Note 2)          13,296        13,319        4,214
Professional fees                              1,181         1,181        1,181
Custodian fee                                  2,001         1,510        1,520
Insurance                                        755           736          497
Registration                                     200           267          450
Taxes                                            237           150          150
Other                                          2,710         3,480          410

                                              ------        ------       ------
Total expenses                                20,380        20,643        8,422
                                              ------        ------       ------
Net expenses                                  20,380        20,643        8,422
                                              ------        ------       ------
Net Investment Income (Loss)                   3,514       (8,327)       29,251
                                              ------        ------       ------

Realized & Unrealized Gain (Loss) on Investments
(Note 4)
Net realized gain (loss) on  Investments    (61,895)        29,395      (2,419)
Net change in unrealized
appreciation/ depreciation on
investments                                  112,950       142,058     (36,852)
                                            --------      --------     --------
Net realized and unrealized gain
(loss) on investments                         51,055       171,453     (39,271)
                                            --------      --------     --------

Net Increase (Decrease) in Net Assets
Resulting from Operations                  $  54,569     $ 163,126    $(10,020)
                                            ========      ========     ========


The accompanying notes are an integral part of these financial statements.






MANOR INVESTMENT FUNDS, INC.
Statements of Changes In Net Assets
June 30, 2004
(Unaudited)



                                           Manor Fund           Growth Fund
                                      ---------------------  -------------------
                                      6 Months      Year     6 Months    Year
                                       Ending      Ended      Ending     Ended
                                       June 30    Dec. 31    June 30    Dec. 31
                                        2004        2003       2004      2003
                                      ---------- ----------  --------- ---------

Increase (decrease) in Net Assets from Operations
Net investment income (loss)
                                       $  3,514    $   967   $ (8,327)$(12,882)

Net realized gain (loss) on
investments                            (61,895)      3,292     29,395  (58,098)
Net change in unrealized
appreciation/ depreciation on
investments                             112,950    579,503    142,058   607,361
                                       --------    -------    -------   -------
Net increase (decrease) in net
assets resulting from operations         54,569    583,762    163,126   536,381
                                       --------    -------    -------   -------

Distributions to Shareholders from
Net investment income (loss)                  -          -          -         -
Net realized gain (loss)                      -          -          -         -
                                       --------    -------    -------   -------
Total Distributions                           -          -          -         -
                                       --------    -------    -------   -------

Capital Share Transactions
Proceeds from shares sold               142,916    384,827    169,828   458,285
Reinvestment of distributions                 -          -          -         -
Payment for shares redeemed            (87,997)  (103,388)   (36,342)  (75,630)
                                       --------    -------    -------   -------
Net increase in net assets from
capital share transactions               54,919    281,439    133,486   382,655
                                       --------    -------    -------   -------
Total Increase in Net Assets            109,488    865,201    296,612   919,036

Net Assets
Beginning of Year                     2,614,742  1,749,541  2,555,719 1,636,683
                                      ---------  ---------  ---------  --------

End of Year                         $2,724,230 $2,614,742 $2,852,331 $2,555,719


Transactions in Shares of Fund
Sold                                     10,115     31,318     17,629    55,777
Issued in reinvestment of
distributions                                 -          -          -         -
Redeemed                                (6,292)    (8,732)    (3,797)   (9,606)
                                       --------    -------    -------   -------
Net increase (decrease) in
outstanding shares of the Fund            3,823     22,586     13,832  (46,171)
                                       ========    =======    =======  ========


The accompanying notes are an integral part of these financial statements.




                                                             Bond Fund
                                                    ----------------------------
                                                    6 Months              Year
                                                     Ending              Ended
                                                     June 30            Dec. 31
                                                      2004                2003
                                                    --------            --------
Increase (decrease) in Net Assets from Operations
Net investment income (loss)                       $   29,251         $   41,863
Net realized gain (loss) on investments               (2,419)             37,918

Net change in unrealized
appreciation/depreciation on investments             (36,852)           (63,072)
                                                    --------            --------
Net increase (decrease) in net assets
resulting from operations                            (10,020)             16,709
                                                    --------            --------

Distributions to Shareholders from
Net investment income (loss)                               -            (40,658)
Net realized gain (loss)                                   -            (37,777)
                                                    --------            --------
Total Distributions                                        -            (78,435)
                                                    --------            --------

Capital Share Transactions
Proceeds from shares sold                             881,241            240,290
Reinvestment of distributions                              -                   -
Payment for shares redeemed                       (1,029,662)          (371,299)
                                                    --------            --------
Net (decrease) increase in net assets from          (148,421)          (131,009)
capital share transactions                         ----------         ----------

Total (Decrease) Increase in Net Assets             (158,441)          (192,735)

Net Assets
Beginning of Year                                   1,769,270          1,962,005
                                                  -----------        -----------
End of Year                                       $ 1,610,829        $ 1,769,270
                                                  ===========        ===========

Transactions in Shares of Fund

Sold                                                   83,009             14,687
Issued in reinvestment of distributions                     -              7,414
Redeemed                                             (97,377)           (33,746)
                                                  -----------        -----------
Net (decrease) increase in outstanding
shares of the Fund                                   (14,368)           (11,645)
                                                  ===========        ===========


The accompanying notes are an integral part of these financial statements.











MANOR INVESTMENT FUNDS, INC.
Notes to Financial Statements
June 30, 2004
(Unaudited)




1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the "Company") is a non-diversified, open-ended regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations. The following is a summary of the Funds' significant accounting policies.

 Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market
value of such securities.   Securities that are traded on
any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.
Therefore, no federal income tax provision is required.

Distributions to Shareholders: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the year. Actual results could differ from these estimates.




2.   INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement (the "agreement") with Morris Capital Advisors, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds' average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.5% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds' net assets the Advisor will reimburse the Funds for these expenses.




3.    INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2004, were as follows:

                         Manor         Growth          Bond
                         Fund           Fund           Fund
                     ----------     ----------     ----------
Purchases            $  193,228     $  358,903     $  801,375
Proceeds from sales  $   83,297     $  169,398     $  980,391





4.     FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.


                         Manor          Growth            Bond
                         Fund            Fund             Fund
                     ------------    ------------     ------------
Federal  tax  cost of investments
                    $  2,193,431     $  2,317,276     $  1,451,305
Gross tax appreciation of investments
                    $    458,093     $    526,603     $      3,804
Gross tax depreciation of investments
                    (    78,209)     (   222,671)     (     9,625)
Net tax appreciation
                    $    379,884     $    303,932     $    (5,821)
Undistributed  ordinary  income
                    $      3,514     $          -     $     29,251
Undistributed  capital  gain  income
                    $          -     $          -     $          -
Accumulated  capital losses
                    $  (185,810)     $  (277,157)     $          -


The accumulated capital loss carryovers listed above expire as follows:


                    Manor Fund       Growth Fund
                  ------------       -----------
        2007      $     40,300       $     3,668
        2008      $          -       $   151,266
        2009      $     78,780       $    45,013
        2010      $      4,835       $    48,507
        2011      $          -       $    58,098



The tax character of distributions paid during the years
ended December 31, 2003 and 2002 were as   follows:


                   Manor Fund          Growth Fund          Bond Fund
                  -------------       -------------       -------------
                  2002     2003       2002     2003       2002     2003
                  -------------       -------------       -------------
Ordinary Income      -        -          -        -     $40,658  $44,818
Long-term capital gain
                     -        -          -        -     $37,777  $ 7,381









MANOR INVESTMENT FUNDS, INC.
FINANCIAL HIGHLIGHTS
AS OF JUNE 30, 2004













MANOR INVESTMENT FUNDS, INC.
MANOR FUND
Financial Highlights
For a share of capital stock outstanding throughout the period




                                    Un-
                                   Audited      For the years ended Dec 31,
                                   -------  -----------------------------------
                                    2004!   2003    2002    2001    2000   1999
                                   -------  -----------------------------------
PER SHARE DATA
Net asset value, beginning of
 period                            $13.84  $10.52  $13.20  $15.76  $17.08 $15.46


Income from investment
operations:
Net investment income (loss)         0.02      -  (0.01)  (0.02)  (0.06)   0.07
Net realized and unrealized
gain (loss) on investments           0.27   3.32  (2.67)  (2.54)  (1.26)   1.62
                                     ----   ----   ----    ----    ----    ----
Total from investment operations     0.29   3.32  (2.68)  (2.56)  (1.32)   1.69
                                     ----   ----   ----    ----    ----    ----

Less distributions from:
Net investment income                   -      -       -       -       - (0.07)
Realized capital gains                  -      -       -       -       -      -
                                     ----   ----   ----    ----    ----    ----
Total distributions                     -      -       -       -       - (0.07)
                                     ----   ----   ----    ----    ----    ----

Net asset value, end of period     $14.13 $13.84  $10.52  $13.20  $15.76 $17.08
                                     ----   ----   ----    ----    ----    ----

Total Return                       2.10%  31.56% -20.30% -16.24%  -7.73% 10.95%
                                     ----   ----   ----    ----    ----    ----


Ratios and Supplemental Data:
Net assets,
   end of period (000)             $2,724 $2,615  $1,750  $2,087  $2,569 $2,956
Ratio of expenses to
   average net assets              1.50 % 1.50 %  1.50 %  1.50 %  1.50 % 1.50 %
Ratio of net investment income to
average net assets                 0.14 % 0.04 %  -0.08%  -0.11%  -0.32% 0.44 %

Portfolio Turnover Rate            3.11 % 4.26 %  26.0 %  28.0 %  16.0 % 19.0 %
                                   ------ ------  ------  ------  ------ ------
!6 months ended 6/30/2004

The accompanying notes are an integral part of these financial statements.












MANOR INVESTMENT FUNDS, INC.
GROWTH FUND
Financial Highlights
For a share of capital stock outstanding throughout the period




                                    Un-
                                   Audited       For the years ended Dec 31,
                                   -------  ------------------------------------
                                    2004!    2003   2002    2001    2000   1999
                                   -------  ------------------------------------
PER SHARE DATA
Net asset value, beginning of
period                              $9.22   $7.08  $8.95   $9.54  $11.72  $10.00
                                    -----   -----  -----   -----   -----   -----


Income from investment from operations:

Net investment (loss)              (0.03)  (0.05) (0.06)  (0.05)  (0.05)       -
Net realized and unrealized          0.61    2.19 (1.81)  (0.54)  (2.13)    1.72
gain (loss) on investments
                                    -----   -----  -----   -----   -----   -----
Total from investment operations     0.58    2.14 (1.87)  (0.59)  (2.18)    1.72


Less distributions from:
Net investment income                   -       -      -       -       -       -
Realized capital gains                  -       -      -       -       -       -
                                    -----   -----  -----   -----   -----   -----
Total distributions                     -       -      -       -       -       -
                                    -----   -----  -----   -----   -----   -----

Net asset value, end of period
                                    $9.80   $9.22  $7.08   $8.95   $9.54  $11.72
                                    -----   -----  -----   -----   -----   -----

Total Return                        6.29%  30.23% -20.89% -18.60% -6.18% -17.20%
                                    -----   -----  -----   -----   -----   -----



Ratios and Supplemental Data:
Net assets,
   end of period (000)             $2,852  $2,556 $1,637  $1,522  $1,528  $1,137

Ratio of expenses to
   average net assets              1.50%   1.50%  1.50%   1.50%   1.52%  1.49%(a
Ratio of net investment
 income to average net assets      -0.43%  -0.66% -0.70%  -0.53%  -0.44% 0.01%(a


Portfolio Turnover Rate            6.14 %  6.53 % 13.2 %  33.6 %  16.0 %   4.0 %
                                    -----   -----  -----   -----   -----   -----

*For the period from July 1, 1999 (commencement of operations) to December 31, 1999
!6 months ended 6/30/2004
(a) Annualized
The accompanying notes are an integral part of these financial statements.










MANOR INVESTMENT FUNDS, INC.
BOND FUND
Financial Highlights
For a share of capital stock outstanding throughout the period



                                    Un-
                                   Audited       For the years ended Dec 31,
                                   -------  ------------------------------------
                                    2004!    2003   2002    2001    2000   1999
                                   -------  ------------------------------------
PER SHARE DATA
Net asset value, beginning of
period                             $10.58  $10.98 $10.63  $10.39   $9.90  $10.00
                                    -----   -----  -----   -----   -----   -----


Income from investment
operations:
Net investment income                0.17    0.26   0.32    0.43    0.46    0.18
Net realized and unrealized
gain (loss) on investments         (0.20)  (0.17)   0.39    0.23    0.47  (0.11)
                                    -----   -----  -----   -----   -----   -----
Total from investment operations   (0.03)    0.09   0.71    0.66    0.93    0.07
                                    -----   -----  -----   -----   -----   -----

Less distributions from:
Net investment income                   -  (0.25) (0.33)  (0.42)  (0.44)  (0.17)
Realized capital gains                  -  (0.24) (0.03)       -       -       -
                                    -----   -----  -----   -----   -----   -----
Total distributions                     -  (0.49) (0.36)  (0.42)  (0.44)  (0.17)




Net asset value, end of period     $10.55  $10.58 $10.98  $10.63  $10.39   $9.90
                                    -----   -----  -----   -----   -----   -----

Total Return                       -0.28%   0.82%  6.69%   6.35%   9.39%   0.70%
                                    -----   -----  -----   -----   -----   -----



Ratios and Supplemental Data:
Net assets,
   end of period (000)             $1,611  $1,769 $1,962  $1,476    $803    $427
Ratio of expenses to
   average net assets               1.00%   1.00%  1.00%   1.00%   1.00% 1.00%(a

Ratio of net investment
   income to average net assets     1.60%   2.30%  2.96%   4.01%   4.45% 3.58%(a

Portfolio Turnover Rate            43.72%  50.61%  26.3%    0.0%    0.0%    0.0%
                                    -----   -----  -----   -----   -----   -----

*For the period from July 1, 1999 (commencement of operations) to December 31, 1999
!6 months ended 6/30/04
(a) Annualized
The accompanying notes are an integral part of these financial statements.














                         PROXY VOTING PROCEDURES



  The Company's Board of Directors has approved proxy voting procedures for the Company, setting forth guidelines and procedures for the voting of proxies relating to securities held by the Fund. Records of the Fund's proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com.
  The Proxy voting history is located under Fund Information, Proxy
  Voting.




















                      MANOR INVESTMENT FUNDS, INC.
                     BOARD OF DIRECTORS INFORMATION
                              June 30, 2004

The business and affairs of the Fund are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors of the Fund are set forth below. The Statement of Additional Information includes addition information about the Funds' Directors,
and is available without charge, by calling 1-800-787-3334.   Each
director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA 19355.

                          Independent Directors
JAMES MCFADDEN
 James McFadden is a Director of the Fund, and Chairman of the Audit Committee. He serves a one-year term, and stands for reelection annually. He has been a Director since 9/25/1995.
 Mr. McFadden is Vice President of Marketing for MBNA Corporation. He is not a Director for any other public companies.
JOHN MCGINN
 John McGinn is a Director of the Fund, and serves on the Audit Committee. He serves a one-year term, and stands for reelection annually. He has been a Director since 11/5/2002.
 Mr. McGinn is head of Credit Review for Vertex, Inc. He is not a Director for any other public companies.
FRED MYERS
 Fred Myers is a Director of the Fund. He serves a one-year term, and stands for reelection annually. He has been a Director since 9/25/1995.
 Mr.  Myers  is  founding  Partner of the accounting  firm  of  Myers  &
 Associates,  CPA's.   He  is  not  a  Director  for  any  other  public
 companies.

EDWARD SZKUDLAPSKI
 Edward Szkudlapski is a Director of the Fund. He serves a one-year term, and stands for reelection annually. He has been a Director since 5/15/2000.
 Mr. Szkudlapski is President of Eclipse Business Systems. He is not a Director for any other public companies.

DONALD THOMPSON
 Donald Thompson is a Director of the Fund. He serves a one-year term, and stands for reelection annually. He has been a Director since 4/20/1999.
 Mr. Thompson is a Network Administrator and Healthcare Consultant. He is not a Director for any other public companies.

ALAN WEINTRAUB
 Alan Weintraub is a Director of the Fund. He serves a one-year term, and stands for reelection annually. He has been a Director since 9/25/1995.
 Mr. Weintraub is a Chief Technical Officer with Qumas, Cork, Ireland. He is not a Director for any other public companies.


                          Interested Directors
DANIEL A. MORRIS
 Daniel A. Morris is a Director of the Fund, and President of Morris Capital Advisors, Inc., advisor to the Fund. He serves a one-year term,  and  stands  for reelection annually.  He has  been  a  Director since 9/25/1995.
 Mr. Morris is President of the Fund and President of Morris Capital Advisors, Inc., investment adviser to the Fund. Prior to founding Morris Capital Advisors, Inc., he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies. As President of the Fund, he is considered an Interested Director. He is not a Director for any other public companies.

BRUCE LAVERTY
 Bruce Laverty is a Director of the Fund, and serves as legal counsel to the Fund. He serves a one-year term, and stands for reelection annually. He has been a Director since 9/25/1995.
 Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty legal counsel to the Fund. He is not a Director for any other public companies.












Manor Investment Funds, Inc.


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334




www.manorfunds.com






ITEM 2.   CODE OF ETHICS.
          Not applicable for semi-annual reports.



ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.
          Not applicable for semi-annual reports.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.
          Not applicable for semi-annual reports.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTAS.
          Not applicable for semi-annual reports.


ITEM 6.   [RESERVED.]



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.


ITEM 8.   [RESERVED.]



ITEM 9.   CONTROLS AND PROCEDURES.



ITEM 10.  EXHIBITS.
          (a) (1)  Code of Ethics - Not applicable for semi-annual reports.

          (a) (2) Certifications persuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

          (b) Certification pursuant ot Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undershgned, thereunto duly authorized.



Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
       President
Date 7/30/2004




Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, this reort has been signed below by the following persons on hehalf of the registrant and in the capacities and on the dates indicated.


By /s/ Daniel A. Morris
       Daniel A. Morris
       President
Date 7/30/2004